Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated March 16, 2007

to the

Statement of Additional Information

Dated November 1, 2006 (as revised January 5, 2007)

On March 8, 2007, the Board of Trustees of Allianz Funds (the “Trust”) approved the replacement of Nicholas-Applegate Capital Management LLC (“NACM”) with NFJ Investment Group L.P. (“NFJ”) as the sub-adviser to the NACM Flex-Cap Value Fund (the “Fund”). The change will take place effective at the close of business on March 30, 2007, at which time NACM’s portfolio management agreement with respect to the Fund will terminate, and NFJ will enter into a portfolio management agreement with Allianz Global Investors Fund Management LLC with respect to the Fund. The change will be effected without shareholder approval pursuant to the Securities and Exchange Commission exemptive order granted to the Trust described under “Management of the Funds – Adviser/Sub-Adviser Relationship” in the Trust’s Prospectuses.

In connection with the change, effective April 2, 2007, the name of the Fund will be changed to “Allianz NFJ All-Cap Value Fund,” and all references to “NACM Flex-Cap Value Fund” will be replaced with “NFJ All-Cap Value Fund.” In addition, the subsection captioned “NFJ” in the section titled “Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest” under “Management of the Trust” will be revised to indicate that Benno J. Fischer, Jeffrey S. Partenheimer and Thomas W. Oliver share primary responsibility for the management of the Fund.

Information regarding other accounts managed by Messrs. Fischer, Partenheimer and Oliver is currently contained in the Statement of Additional Information. Information, as of March 15, 2007, regarding Mr. Fischer’s, Mr. Partenheimer’s and Mr. Oliver’s ownership of securities of the Fund is provided in the table below.

Securities Ownership

NFJ All-Cap Value	Dollar Range of Equity Securities
Benno J. Fischer	None
Jeffrey S. Partenheimer	None
Thomas W. Oliver	None